                                                                   EXHIBIT 10.24

                           THE RIBEIRO CORPORATION

[LOGO OF        This Lease made and entered into this 23RD day of JANUARY,
  THE                                                 ----        -------
RIBEIRO         1997, by and between, JOHNNY RIBEIRO, hereinafter called
CORPORATION]      --                  --------------
                "LESSOR", and SILICON GAMING, hereinafter called "LESSEE".
                              --------------

                                  WITNESSETH:

DEMISED         Lessor hereby leases, demises and lets unto Lessee, and Lessee
PREMISES        hereby leases, hires and takes from Lessor those certain
                premises hereinafter called the "Demised Premises," located in that certain building (the "Building"), described as follows:

                THAT CERTAIN 600 SQUARE FEET OF OFFICE SPACE AND 1,028 SQUARE
                --------------------------------------------------------------
                FEET OF WAREHOUSE SPACE LOCATED AT 5401 LONGLEY LANE, RENO,
                --------------------------------------------------------------
                NEVADA 89511 KNOWN AS UNITS #44 & 56 AS OUTLINED IN RED ON THE
                --------------------------------------------------------------
                ATTACHED PLAT MAP MARKED EXHIBIT "A".
                --------------------------------------------------------------

                This lease is made upon the following terms, covenants, and conditions to which the parties hereby agree:

TERM            1. The term of this Lease shall commence WITHIN 10 DAYS OF
                                                         ---------------------
                SIGNED LEASE BEING RECEIVED IN RENO, and shall continue for a
                -----------------------------------
                term UNTIL 8-31-97 from and after said date of commencement. If
                     -------------
                the Demised Premises require improvements to be constructed by the Lessor prior to occupancy of the said premises by the
                Lessee, said improvements shall be set out in "Exhibit A"
                attached hereto, consisting of plans, specifications and
                descriptions of the work to be performed prior to said date of occupancy, together with the specification as to the cost of such improvements and the party to bear such cost of
                improvement. If, despite Lessor's best efforts, said premises, as improved in accordance with the agreement of the parties, is not delivered by Lessor on or before N/A, 19N/A, this Lease
                                                     ---    ---
                shall have no further force or effect and each party shall be relieved of all obligations, each to the other, provided that said date will be extended for a period equal to the time construction has been delayed due to causes beyond the reasonable control of Lessor.

RENTAL         2. (a)    Lessee agrees to pay a Base Monthly Rental (plus any
                excise, privilege or sales taxes or any tax levied on the rentals or the receipt thereof, except Lessor's income tax) on the first day of each calendar month throughout the demised term without offset or deduction of any kind. Rental is to be paid in lawful money of the United States of America, which shall be legal tender at the time of payment of rents, as follows: ONE
                                                                          -----
                THOUSAND THREE HUNDRED FIFTY DOLLARS AND NO/100'S ($1,350.00)
                ---------------------------------------------------------------
                PER MONTH
                ---------------------------------------------------------------

                (b) Lessee understands that the issuance of a check or draft without. funds or with intent to defraud is a criminal offense punishable by imprisonment or by a fine or both fine and imprisonment.

                (c) In, the event the term of this Lease commences other than on the first day of a calendar month, or if the termination date is not the last day of a month, a pro-rated monthly installment shall be paid for the fractional month during which this Lease commences and/or terminates. Payment of rent shall be made by Lessee to Lessor at such addresses as shall from time to time be designated by Lessor to Lessee in writing.

                (d) If any payment of Base Monthly Rental is not received by Lessor by the tenth (10th) day of the calendar month in which it is due, then that Base Monthly Rental payment shall be increased by five percent (5%). Accordingly, if received after the tenth
                (10th) of the month, Base Monthly Rental shall be: ONE THOUSAND
                                                                  -------------
                FOUR HUNDRED SEVENTEEN DOLLARS AND 50/100'S ($1,417.50)
                ---------------------------------------------------------------

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                                                 INITIALS

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                Nothing in this Lease shall be construed to permit the payment of rent after the date on which it is due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor excuse or cure any default by Lessee under this Lease, nor prevent Lessor from excising any of the other rights and remedies granted hereunder.

                (e) "Rent", "Rental", "rent" or "rental" includes the Base Monthly Rental and other sums as may be due from Lessee pursuant to any of the provisions of this Lease, and any other sums, or becoming payable to Lessor under this Lease.

                (f) In the event a check comes back for non-sufficient funds, a services fee of $25.00 will be assessed to the Lessee.

DEPOSIT 3. For and as additional consideration for the making of this Lease, Lessee shall pay to Lessor, upon execution of the Lease, the sum of: ONE THOUSAND THREE HUNDRED FIFTY DOLLARS AND
                            ---------------------------------------------------
                NO/100'S ($1,350.00), as a security deposit to insure Lessee's
                --------------------
                faithful performance of the terms, conditions, covenants, and agreements of this Lease. The security deposit may not be applied against rental payments by the Lessee. If the Lessee fully complies with all the terms, conditions, covenants and agreements of the Lease, then within thirty (30) days after the expiration of the Lease term, and cleanup completed in conjunction with Paragraph 33, the security deposit without interest shall be refunded to Lessee (or, at Lessor's option at the last permitted assignee of Lessee's interests hereunder) less the reasonable value of damages suffered by the Lessor, including but not limited to rental delinquencies, costs of repairs, cleaning, lock and key change charges, and other obligations of Lessee to Lessor.

TAXES,          4. (a) As additional rental, Lessee agrees to pay to Lessor in
INSURANCE &     each year of the term of this lease a pro-rated amount equal
ASSESSMENTS     to any rate increase of liability and casualty insurance
                required by the insurance company upon the building and Demised
                Premises in addition to an amount equal to any increases in taxes, general or special assessments, improvements or retrofitting expenses assessed by any federal, state or municipal authority for the real property of which the Building and Demised Premises are a part of. The pro-ration of the insurance, taxes and assessments set forth above shall be based upon the percentage of the total floor space of the Building and Demised Premises, whether occupied or not, to the amount of floor space being leased by Lessee. Such additional rental shall be paid as soon as the amount thereof shall have been determined and upon written demand therefore by Lessor to Lessee, with the next succeeding installment of rental. Such additional rental shall be pro-rated for the first and last years of the demised term to reflect periods during either or both of said years not included within the demised term.

                (b) Lessee agrees to pay or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all equipment, furniture, fixtures and other personal property located in the Demised Premises, except that which may be owned by Lessor.

PURPOSE 5. Lessee agrees to use and occupy the Demised Premises during the term of this Lease for the purpose of: MANUFACTURING &
                                                           --------------------
                OFFICE and for no other purpose whatsoever without the written
                ------
                consent of Lessor, Lessee shall not use, or permit the Demised Premises, or any part thereof, to be used, for any purpose or purposes other than the purpose for which said premises are hereby leased; and no use shall be made of the Demised Premises, or acts done, which will increase the rate of insurance upon the Building in which said premises may be located over the standard rate of insurance prevailing in the area in which said premises


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                                                 INITIALS

                                       2
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                 are located, or cause a cancellation of any: part thereof, or make it impossible for Lessor to obtain an insurance policy covering the Building or any part thereof. If the rate of any insurance carried by Lessor is increased as a result of Lessee's use, Lessee shall pay to Lessor the increase within ten (10) days after Lessor delivers to Lessee a certified statement from Lessor's insurance carrier stating that the rate of increase was caused solely by an activity of Lessee on the premises as permitted in this Lease. Any other provision hereof to the contrary notwithstanding, Lessee shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Building or injure or annoy them or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the premises. Lessee will not commit or suffer to be committed any waste in or upon the premises .

ALTERATIONS 6.   (a) LESSEE SHALL NOT, WITHOUT LESSOR'S PRIOR WRITTEN
AND ADDITIONS    CONSENT, MAKE ANY ALTERATIONS, ADDITIONS OR UTILITY
                 INSTALLATIONS IN, ON, OR ABOUT THE DEMISED PREMISES. As used in
                 Paragraph 6(a), the term "utility installations" shall include ducting, power panels, florescent fixtures, space heaters, conduit and wiring. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, additions, improvements or utility installations at the expiration of the demised term and to restore the Demised Premises to their prior condition. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one half (1 1/2) times the estimated cost of such improvements, to insure Lessor against any liability for mechanics' and material men's liens and to insure completion of the work.

                 (b) Unless Lessor requires their removal, as set forth in Paragraph 6(a), all alterations, additions, improvements and utility installments (whether or not such utility installations constitute trade fixtures of Lessee), which may be made on the Demised Premises, shall at the expiration or earlier termination of the Lease become the property of the Lessor and remain upon and be surrendered with the Demised Premises. Notwithstanding the provisions of this Paragraph 6(b), personal property, business and trade fixtures, cabinetwork, furniture, movable partitions, machinery and equipment, other than that which is affixed to the Demised Premises so that it cannot be removed without material damage to the Demised Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 32, at any time during the term of this Lease when Lessee is not in default hereunder.

                 (c) If space is equipped with air conditioning and heating system, Lessor has designed air conditioning and heating systems for standard office occupancy only. Such systems are NOT designed for excessive traffic, exposure to outside temperatures, excessive equipment, excessive personnel, nor computer room environment. Upgrading of air conditioning and heating Systems can be done at Lessee's expense.

GLASS AND       7. Lessee shall be responsible for all doors and glass
DOORS           damages by wind, vandalism, etc., on the Demised Premises, and
                Lessee shall forthwith replace or repair same at Lessee's sole expense.

ABANDONMENT     8. Lessee agrees not to vacate or abandon the Demised Premises at any time during the demised term. Should Lessee vacate or abandon the Demised Premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be a default hereunder. Lessee agrees that any property not claimed within thirty (30) days after the abandonment of the Demised Premises by the Lessee, or after the expiration or earlier termination of, this Lease, becomes the property of the

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                                                 INITIALS

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                Lessor and shall be sold by the Lessor and the Lessor is to retain the proceeds derived therefrom as reimbursement for costs related to storing said property, and not as a penalty.

LESSOR'S        9. If during the term of this Lease, Lessor shall convey its
CONVEYANCE      interest in the Demised Premises, then from and after the
                effective date of the conveyance, Lessor shall be released and discharged from any and all obligations under this Lease except those already accrued.

REPAIRS 10. LESSEE, AT LESSEE'S SOLE EXPENSE, SHALL REPAIR AND MAINTAIN THE DEMISED PREMISES and every part thereof, including but not limited to all glazing, skylights, and signs in good, safe and sanitary condition, except those portions which Lessor agrees to maintain in the Paragraph 10. Lessor shall, at Lessor's expense, repair and maintain only the heating and air conditioning equipment and the exterior walls, exterior roof and cement bedded or sub surface non-accessible plumbing serving the Demised Premises, sidewalks, driveways, landscaping and parking lots, except that Lessee shall reimburse Lessor for any costs incurred by Lessor in repair and maintenance of damage caused by the intentional or negligent act of Lessee, its officers, agents, partners, employees, tradesmen or customers. Lessor shall not be liable to Lessee or any other party whatsoever for any damage or injury caused by Lessor's failure to keep or maintain said heating and air conditioning equipment, exterior walls, exterior roof, cement-embedded or sub-surface, non-accessible plumbing, landscaping, sidewalks, driveways, and parking lots unless Lessee has given Lessor written notice of the need to repair said portions of the Demised Premises and Lessor has failed to make said repairs within a reasonable time after receiving written notice. By entry hereunder, Lessee accepts the Demised Premises as being in good and sanitary order, condition and repair. It is understood and agreed that Lessor has no obligation to alter, remodel, improve, repair, decorate, or paint the Demised Premises or any part thereof, except as specifically herein set forth, and no representation's respecting the condition of the Demised Premises have been made by Lessor to Lessee, except as specifically herein set forth.

LAWS AND        11. (a) Lessee at its own cost and expense shall comply with
REGULATIONS     all laws, rules, and orders of all Federal, State and Municipal
                Governments, or departments, which may be applicable to the Demised Premises.

                (b) Lessee shall faithfully observe and comply with the rules and regulations adopted by Lessor from time to time and all modifications of and additions thereto from time to time put into effect by Lessor. Lessor shall not be responsible to Lessee for the nonperformance by any other Lessee or occupant of the Building of any of said rules and regulations.

INDEMNIFI-      12. Lessor shall not be liable to Lessee, its officers,
CATION          agents, employees, customers, invitees or third parties for any loss or damage to property, including goods, wares and merchandise, or for any injury or death to persons, in, on, or about the Demised Premises. Lessee agrees to indemnify and hold
                Lessor harmless of and from any and all costs, expenses, claims, demands, obligations, and liabilities, cause or causes or action by reason of or in connection with the condition of, state of, repair, or use of the Building, common areas, Demised
                Premises or appurtenant thereto including all adjacent sidewalks, alleys, and parking lots.

SIGNS AND       13. Lessee shall not place or permit to be placed any
AUCTIONS        advertising, sign, marquee, awning, decoration, or other
                attachment to the common areas, or in or on the Building or the real property on which the Building is situated or on the roof, front, windows, doors, or exterior walls of the Demised Premises without the prior written consent of Lessor. Lessor may without liability, enter upon the Demised Premises or elsewhere and remove any such advertising, sign, marquee, awning, decoration or attachment affixed in violation of the Paragraph 13, all at


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                                                 INITIALS

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                Lessee's expense. Lessee shall not conduct any auction in the
                Demised Premises, the Building, or on any portion of the real property on which the Building and Demised Premises are situated, without: Lessor's consent. ANY SIGN ON ANY BUILDING MUST BE APPROVED BY LESSOR IN WRITING.

UTILITIES       14. a) Lessee from the time it first enters the Demised Premises for the purpose of setting fixtures, or from the commencement of the term of this lease, whichever date shall first occur, and throughout the term of this lease shall be responsible for and shall pay prior to delinquency for all heat, light, power, telephone service and all other utilities and services supplied to or consumed in or on the demised premises, whether occupied or not, except water, sewer and gas charges, unless separately metered.

                b) LESSOR shall not be held responsible for any interruption in utilities whatsoever.

ENTRY BY        15. Lessee shall permit Lessor and its agents to enter the
LESSOR          Demised Premises at all reasonable times for any of the
                following purposes: To inspect same; to show said premises to prospective purchasers; to maintain the Building; to make such repairs to the Demised Premises as Lessor is obligated or elects to make; to make repairs, alterations, additions or utility installations to any other portion of the Building; to post notices of non responsibility for alterations, additions, repairs or any utility installations; for the purpose of placing upon the property in which said premises are located any ordinary "for sale" sign. Lessee shall permit Lessor within sixty (60) days prior to the expiration of this Lease to place upon the Demised Premises ordinary "for lease" signs, and to show said premises to prospective Lessees during reasonable business hours.

PARTIAL AND     16. Lessor shall carry insurance on the Demised Premises
TOTAL           under a standard form of fire and extended coverage policy and
DESTRUCTION     in the event of partial destruction of the Demised Premises during the term of this Lease from any cause insured under said policy, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days from date of such destruction, under the then applicable laws and regulations of Federal, State, County and Municipal Authorities and in light of the extent of such damage and the then condition of the labor market and availability of materials and supplies, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Demised Premises. In the event that the Building is destroyed to the extent of not less than fifty percent (50%) of the replacement cost of the Building, Lessor may elect to terminate this Lease, whether the Demised Premises be injured or not. A total destruction of the Building shall automatically terminate this Lease. Anything in this Paragraph
                16 to the contrary, if at the time of any such damage there is less than two (2) months term remaining on this Lease, than this Lease may, at the option of Lessor, be canceled by notice in writing to Lessee within ten (10) days from the date of such damage.

ASSIGNMENT      17. LESSEE SHALL NOT ASSIGN THIS LEASE OR ANY INTEREST
AND SUBLETTING  HEREIN, nor lease or sublet the Demised Premises, or any part thereof, or any right or privilege appurtenant thereto, nor permit the occupancy or use of any part thereof by any other person, WITHOUT THE WRITTEN CONSENT OF LESSOR FIRST HAND AND
                OBTAINED, and a consent td one assignment, subletting, occupancy or use, shall not be construed as a consent to any subsequent assignment, subletting, occupancy or use. The Lessor may refuse its consent without giving any reason whatsoever, and such refusal shall nevertheless be binding on Lessee.

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                                                 INITIALS

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DEFAULT         18. If default shall be made in the payment of rent or any
GROUNDS installment thereof or in the payment of any other amount required to be paid by Lessee under this Lease, or any other agreement between Lessor and Lessee, or if in default shall be made in the performance of any of the other covenants, terms, conditions, or agreements which Lessee is required to observe and perform hereunder, or if the interest of Lessee in its assets and/or this Lease shall be levied on or seized under execution or other legal process, or if any petition shall be filed by or against Lessee to declare Lessee bankrupt or to delay, reduce or modify Lessee's debts or obligations or if any petition shall be filed or other action taken to reorganize or modify Lessee's capital structure, or if Lessee be declared insolvent according to law, or if any assignment of Lessee's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Lessee or its property, or if Lessee shall abandon or vacate the Demised Premises during the term of this Lease, and thereupon at its option may, without notice or demand of any kind to Lessee or any other person, have any one or more of the remedies specified in Paragraph 19, in addition to all other rights and remedies provided by law or in equity.

DEFAULT         19. (a) Lessor may re-enter the Demised Premises with or
REMEDIES        without the process of law and take possession of the same and of all equipment and fixtures of Lessee therein and expel or remove Lessee and all other parties occupying the Demised
                Premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry or for the use of such force and without terminating this Lease, at any time and from time to time to re-let the Demised Premises or any part thereof for the account of Lessee, for such term, upon such conditions and at such rental as Lessor may deem proper.
                In such event Lessor may receive and collect rent from such re-letting and apply it against any amounts due from Lessee hereunder (including without limitation such expenses as Lessor may have incurred in recovering possession of the Demised
                Premises, placing same in good order and condition, altering or repairing the same for re-letting, and all other expenses, commissions, and charges including attorney's fees which Lessor may have paid or incurred in connection with such repossession and re-letting). Lessor may execute any lease made pursuant hereto in Lessor's name or in the name of Lessee as Lessor may see fit, and Lessee thereunder shall be under no obligation to see to the application by Lessor of any rent collected by Lessor nor shall Lessee have any right to collect any rent thereunder. Whether or not the Demised Premises are re-let, Lessee shall pay Lessor all amounts required to be paid by Lessee up to the date of Lessor's re-entry and thereafter Lessee shall pay Lessor, until the end of the term hereof, the amount of all rent and other charges required to be paid by Lessee hereunder, less the proceed of such re-letting during the term hereof, if any, after payment of Lessor's expenses as provided above. Such payments by Lessee shall be due at such times as are provided elsewhere in this Lease, and Lessor need not wait until the termination of this Lease to recover them by legal action or otherwise Lessor shall not, by any re-entry or other act, be deemed to have terminated this Lease or the liability of Lessee for the total rent hereunder unless Lessor shall give Lessee written notice of Lessor's election to terminate this Lease.

                 (b) Lessor may give written notice to Lessee of Lessor's
                election to terminate this Lease, re-enter the Demised Premises with or without process of law and take possession of the same and of all equipment and fixtures therein, and expel or remove Lessee and all other parties occupying the premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry of for the use of such force. In such event Lessor shall thereupon be entitled to recover from Lessee the worth, at the time of such termination, of the excess, if any, of the rent and other charges required to be paid by Lessee hereunder for the balance of the term hereof (if this lease had not been so terminated) over the then

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                                                 INITIALS
                reasonable rental value of the Demised Premises for the same period.

                (c) Lessee hereby releases, indemnifies, and holds harmless Lessor from any liability whatsoever for the removal of persons and the removal and storage of property pursuant to subparagraphs (a) and (b) of this Paragraph 19.

                (d) To secure the full and timely performance of all the Lessee's obligations under this Lease, Lessee hereby grants to Lessor a security interest and lien in all of Lessee's equipment, goods, fixtures, furnishings, furniture, inventory, machinery, trade fixtures, other property, and the proceeds therefrom, now or hereafter to be located within the Demised Premises. In the event of default or breach by Lessee, then with respect to that security interest, Lessor may exercise all of the rights and remedies granted a secure party under the Uniform Commercial Code as adopted in Nevada in effect at the time.

                (e) The remedies given to Lessor in this Paragraph 19 shall be in addition to and supplemental to all other rights and remedies which Lessor may have under the laws then in force.

HOLDING OVER    20. If Lessee holds possession of all or a part of the Demised
                Premises after the expiration of the term of this Lease, with or without the express or implied consent of Lessor, Lessee shall become a tenant from month-to-month only, upon the terms, covenants, conditions, and agreements herein specified, so far as applicable. Such holding over shall not constitute an extension or renewal of this Lease. During such holding over, the Base Monthly Rental shall be increased fifty (50%) percent over the Base Monthly Rental provided in Paragraph 2.

WAIVER 21. No covenant, term, condition or agreement or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term, condition or agreement shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term, condition or agreement. Acceptance by Lessor of any performance by Lessee after the time the same shall become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term, condition or agreement unless other wise expressly agreed to by Lessor in writing.

NOTICES 22. Except as otherwise provided in this Lease, all notices or demands of any kind required or desired to be given by Lessor to Lessee hereunder shall be in writing and shall be deemed delivered when hand delivered or forty eight (48) hours after depositing the notice or demand in the United States Mail, certified or registered, postage prepaid, addressed to the Lessee at the Demised Premises, whether or not Lessee has departed from, abandoned or vacated the Demised Premises. All notices or demands of any kind by Lessee to Lessor shall be in writing and shall be deemed delivered when hand delivered or forty eight (48) hours after depositing the notice in the United States Mail, certified or registered, postage prepaid, addressed to the Lessor at such address as shall from time to time be designated by Lessor to Lessee in writing.

CONDEMNATION    23. In the event any condemnation proceedings shall be commenced affecting the Demised Premises, Lessee shall have no right to claim any valuation for its leasehold interest or otherwise by reason of its occupancy of or improvements to said premises, and any condemnation award (Whether adjudicated or by way of settlement) shall belong in its entirety to Lessor. In the event of condemnation of a part of the Demised Premises, the rent shall be reduced in the proportion that the floor area taken bears to the total floor area prior to the taking. If condemnation takes more than twenty five percent (25%) of the floor area of the Demised Premises or if the amount of Lessee's parking area following condemnation is not sufficient to meet

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                                                 INITIALS
                the deed restrictions, if any, concerning parking on the real property on which the Demised Premises are situated, or the local parking ordinances, if any, only then, may Lessee, at Lessee's option, terminate this Lease as of the date the condemning authority takes possession of said condemned portion by giving written notice of termination to Lessor within ten
                (10) days after the condemning authority takes such possession.
                 If Lessee does not terminate this Lease as herein
                above immediately provided, then the rent payable shall be reduced as set forth above.

SUBORDINATION   24.  This Lease at Lessor's option shall be subject and
                subordinate to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the real property or improvements, or either thereof, of which the Demised Premises are a part, or on or against Lessor's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. If any mortgage or trustee shall elect to have this Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage or deed or trust, whether this Lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of the recording thereof: Lessee covenants and agrees to execute and deliver upon demand, without charge therefore, such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

PARKING 25. (a) Lessee and its customers, employees and tradesmen may park only operative vehicles on the surfaced parking lot adjacent to the Demised Premises only during Lessee's normal business hours on terms and conditions as may be established by Lessor from time to time during the term of this Lease. The parking areas referred to in this Paragraph 25 shall be used on a non-exclusive basis with other occupants of the Building. THE PARKING LOT MAY NOT BE USED TO STORE VEHICLES OR TO WORK ON VEHICLES. NO VEHICLE SHALL BE PARKED IN A PARKING LOT FOR MORE THAN TWENTY FOUR (24) CONSECUTIVE HOURS. Any vehicles parked in the parking lots in breach of these terms may be towed away at Lessee's expense. Lessee releases, indemnifies, and holds harmless Lessor and Lessor's officers, employees, and agents from any claims arising from or relating to such towing of vehicles including any consequential damages or loss of property or the use of the vehicle or other. property. The right to tow a vehicle is in addition to Lessor's rights under the Lease for default or breach of any of the terms hereof.

                (b) Other than parking, egress and ingress, Lessee has no right to use the common area, and Lessee shall not obstruct the common areas, including the sidewalks, landscaped areas, paved areas, parking, lots, or driveways. ANIMALS, INCLUDING WATCHDOGS, ARE NOT ALLOWED ON THE DEMISED PREMISES OR COMMON AREAS.

SUCCESSORS      26. All terms, covenants, conditions hereof shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties hereto, provided that nothing in this paragraph shall be deemed to permit any assignment, sub-letting, occupancy or use contrary to the provisions of Paragraph 17.

ENTIRE          27. This Lease, along with any exhibits and attachments
AGREEMENT       hereto constitutes the entire agreement between Lessor and
                Lessee relative to the Demised Premises and this Lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Lessor and Lessee.

                Lessor and Lessee hereby agree that all oral agreements between and among themselves and their agents or representatives relative to the leasing of the Demised Premises are merged in or revoked by this Lease.

                                                 ________

                                                 ________
                                                 INITIALS

DEFAULT BY      28. Lessor shall not be in default under this Lease unless
LESSOR          Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor, specifying wherein
                Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

LIABILITY       29. Lessee shall, at Lessee's sole cost and expense, obtain and keep in force during the term of this Lease a policy of
                comprehensive public liability insurance insuring Lessor, Lessee and Lessor's mortgage against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $1,000,000.00 for injury or death of one person
                                 -------------
                in any one accident or occurrence and in the amount of not less than $1,000,000.00 for injury or death of more than one person
                     -------------
                in any one accident or occurrence. Such insurance shall further insure Lessor and Lessee against liability for property damage of at least $500,000.00. The limit of any such insurance shall
                            -----------
                not, however, limit the liability of the Lessee hereunder.
                 Lessee may provide this insurance under a blanket policy,
                provided that said insurance shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain same, but at the expense of Lessee. Insurance required hereunder shall be in companies approved by Lessor which approval shall not be unreasonably withheld. Lessee shall deliver to Lessor, upon request, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancelable or subject to reduction of coverage which Lessor may carry.

ESTOPPEL        30. Lessee shall at any time upon not less than ten (10) days
CERTIFICATE     prior written notice from Lessor execute, acknowledge and
                deliver to Lessor a statement in writing; (i) certifying that this Lease is unmodified in full force and effect, (or if modified, state the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrance of the Demised Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one (1) month's rent has been paid in advance. If Lessor desires to finance or refinance the Demised Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three (3) years financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

COSTS OF SUIT   31. (a) If Lessee or Lessor shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Lessor for the recovery of rent or possession of the Demised Premises, the prevailing party is entitled to an award of reasonable attorney's fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

                                                 ________

                                                 ________
                                                 INITIALS

                (b) Should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by Lessee or by a third party against Lessee, or by or against any person holding over or using the Demised Premises by license of Lessee, or for the foreclosure of any lien for labor or material furnished to or for Lessee or any such other person or otherwise arising out of or resulting from any act or transaction of Lessee or of any such other person, Lessee covenants to save and hold Lessor harmless from any judgment rendered against Lessor or the Demised Premises or any part thereof, and all costs and expenses, including reasonable attorney's fees, incurred in or in connection with such litigation.

CHOICE OF LAW   32. The Lease shall be governed, construed and enforced by the laws of the State of NEVADA.
                                     ------

SURRENDER       33. Upon the expiration or earlier termination of this Lease,
                Lessee shall remove all its signs from the Demised Premises, return the keys and surrender the Demised Premises in a condition satisfactory to Lessor. Lessee, at its sole cost and expense, agrees to repair any damage to the Demised premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partitions, or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Lessor to Lessor's reasonable satisfaction. Lessee shall indemnify Lessor against any loss or liability resulting from delay by Lessee in so surrendering the Demised Premises, including without limitation, any claims made by any succeeding tenant founded on such delay.

MISCELLANEOUS   34. The marginal captions of this Lease are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms and provisions hereof. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine, words in the masculine or feminine gender include the neuter. If there be more than one Lessor or Lessee, the obligations hereunder imposed upon Lessor or Lessee shall be joint and several.

TIME 35. Time is of the essence of this Lease and each and all of its provisions.

PARKING         36. (a) Lessor shall have the right to limit the amount of
LIMITATIONS     vehicles parked on the demised premises in connection with
                Lessee's business during the term of this Lease.

                (b) No storage, repairs, or cleaning of vehicles, parts, or equipment outside the units will be permitted.

PROMOTIONAL     37. Lessee shall not use pictures of Lessor's properties for,
MATERIALS       but limited to, brochures, advertising, or promotional
                activities without written consent of Lessor.

ALARM SYSTEMS   38. No alarm system shall be attached to the exterior walls of the Building. When installing a system, the alarm box must be inside the unit. Lessee shall, at Lessee's sole expense, be responsible for removal of alarm system and restoring the Demised Premises to its original condition.

USE OF          39.  "IN THE AREAS WHERE DUMPSTERS ARE PROVIDED, LESSEE MAY
DUMPSTERS       UTILIZE THE DUMPSTERS FOR WASTE PAPER TRASH ONLY."   Packing
                skids, boxes and garbage from the complex or home are not to be placed in or around dumpsters. It is the sole responsibility of Lessee to dispose of excessive trash and packaging materials somewhere else or obtain their own dumpster. "IN AREAS WHERE
                DUMPSTERS ARE NOT PROVIDED, IT IS LESSEE'S RESPONSIBILITY TO
                DISPOSE OF THEIR TRASH OR PROVIDE THEIR OWN DUMPSTER." Trash stored outside the Building, not in dumpster, is prohibited and Lessor shall have the right to charge a fine to Lessee for

                                                 ________

                                                 ________
                                                 INITIALS
                committing said storage or waste on the premises. Lessee shall reimburse Lessor $30.00 per month for garbage reimbursement.

    TEC         40.  Lessee agrees not to park vehicles in front of other units
____________    whether vacant or occupied.

    TEC         41.  Lessee agrees not to store vehicles in parking lot more
____________    than twenty four (24) hours, or they will be towed at Owner's expense.

    TEC         42.   Lessee agrees not to wash or work on vehicles outside
____________    Demised Premises.

    TEC         43.  Lessee is with understanding that he is allotted one (1)
____________    parking space per 250 square feet of office space and one (1)
                parking space per 1,000 square feet of warehouse space.

N/A             44.  Lessee is aware that "Park 2001" Associates have signed an
____________    aviation easement with the Reno Cannon International Airport
                Authority.

N/A             45.   Lessee understands that because of the proximity of the
____________    leased premised to Reno Cannon International Airport, the noise levels may be experienced by reason of the operation of the airport within FAA parameters and the Lessee agrees to hold the Airport Authority, the City of Reno, Park 2001 Associates, and
                The Ribeiro Corporation harmless from any claim or litigation stemming from normal or reasonable operations of the airport that fall within FAA parameters of conduct of operations.

IN WITNESS WHEREOF, the parties hereto have executed this Lease, or as the case may be, have caused their officers thereunto duly authorized to execute this Lease in duplicate, the day and year first written above.

JOHNNY RIBEIRO                      SILICON GAMING
__________________________________  ____________________________________
LESSOR                              LESSEE

/s/ Edward G. Yuill                 BY: /s/ Thomas E. Carlson
__________________________________  ____________________________________
Edward G. Yuill                       Thomas E. Carlson
Vice President of Leasing, Reno          CFO

DATE:         2-12-97               AS:
__________________________________  ____________________________________


                                    PERSONALLY GUARANTEED:

                                    BY:_________________________________

                                    DATE:_______________________________


                                    BY:_________________________________

                                    DATE:_______________________________

                                    PERSONALLY GUARANTEED:

                                    BY:_________________________________

                                    DATE:_______________________________

                 DUTIES OWED BY A NEVADA REAL ESTATE LICENSEE

In Nevada, a real estate licensee can (1) act for only one party to a real estate transaction, (2) act for more than one party to a real estate transaction with written consent of each party, (3) act as a broker who assigns different licensees affiliated with the broker's company to separate parties to a real estate transaction. A licensee, acting as an agent, must act in one of the above capacities in every real estate transaction. If this form is used for a lease, the term Seller shall mean Landlord/Lessor and the term Buyer means Tenant/Lessee.

LICENSEE:  The licensee in the real estate transactions is Edward G. Yuill
                                                           ---------------
("Licensee"), whose license number is 18931. The Licensee is acting for Edward
                                      -----                             ------
G. Yuill, ("Broker"), whose company is THE RIBEIRO CORPORATION ("Company").
--------                               -----------------------


       A NEVADA REAL ESTATE LICENSEE IN A REAL ESTATE TRANSACTION SHALL:

1. Disclose to each party to the real estate transaction as soon as is practicable:
    (a) Any material and relevant facts, data or information which Licensee, or which by the subject of the real estate care and diligence licensee should have known, relating to the property which is the subject of the real estate transaction.
    (b) Each source from which Licensee will receive compensation as a result of the transaction.
    (c) That Licensee is a principal to the transaction or has an interest in a principal to the transaction.
    (d) Any changes in Licensee's relationship to a party to the real estate transaction.
2. Disclose, if applicable, that Licensee is acting for more than one party to the transaction. Upon making such a disclosure the licensee is acting for more than on party to the transaction for whom the Licensee is acting before Licensee may continue to act in Licensee;s capacity as an agent.
3. Exercise reasonable skill and care with respect to all parties to the real estate transaction.
4.  Provide to each party to the real estate transaction this form.
5. Not to disclose, except to the Broker confidential information relating to a client.
6. Exercise reasonable skill and care to carry out the terms of the brokerage agreement and to carry out Licensee's duties pursuant to the terms of the brokerage agreement.
7. Not to disclose confidential information relating to a client for 1 year after the revocation or termination of the brokerage agreement, unless Licensee is required to do so by order of the court. Confidential information includes, but is not limited to the client's motivation to purchase, sell or trade and other information of a personal nature.
8.  Promote the interest of his client by:
    (a) Seeking a sale, lease or property at the price and terms stated in the brokerage agreement or at a price acceptable to the client.
    (b) Presenting all offers made to or by the client as soon as it is practicable.
    (c) Disclosing to the client material facts of which the licensee has knowledge concerning the transaction.
    (d) Advising the client to obtain advice from an expert relating to matters which are beyond the expertise of the licensee.
    (e) Accounting for all money and property Licensee receives in which the client may have an interest as soon as practicable.
9. Not deal with any party to a real estate transaction in a manner which is deceitful, fraudulent or dishonest.
10. Abide by all duties, responsibilities and obligations required of Licensee in chapters 119, 119A, 119B, 645, 645A and 645C of the NRS.

In the event any part of the real estate transaction is also represented by a licensee who is affiliated with the same Company, the Broker may assign another Licensee to act for that party. The above Licensee will continue to act for you. As set forth above, no confidential information will be disclosed.

I/We acknowledge receipt of a copy of this list of licensee duties, and have read and understand this disclosure.

Lessee /s/ Thomas E. Carlson          Date         Date          Time      am/pm
       --------------------- -------     ---------     ----------    ------

Lessor                               Date         Date          Time      am/pm
       --------------------- -------     ---------     ----------    -------

             CONFIRMATION REGARDING REAL ESTATE AGENT RELATIONSHIP

Property Address:  5401 Longley Lane #44 & 56, Reno, Nevada 89511
                 ---------------------------------------------------------------
I/We confirm the duties of a real estate licensee of which has been presented and explained to me/us. My/Our representative's relationship is: _______________ ________________________ is the AGENT of ___________________________ is the
AGENT of

  ___Seller Exclusively*   ___Both Buyer & Seller**    ___Buyer Exclusively**

              ___Seller Exclusively*    ___Both Buyer & Seller**

**IF AGENT IS ACTING FOR MORE THAN ONE PARTY IN THIS TRANSACTION, you will be provided a Consent to Act Form for your review, consideration and approval or rejection. A licensee can legally represent both the Lessor and Lessee in a transaction ONLY with the knowledge and written consent of BOTH the Lessor and Lessee.
*A licensee who is acting for the Lessor exclusively, is not representing the Lessee and has not duty to advocate or negotiate for the Lessee.
**A licensee who is acting for the Lessee exclusively, is not representing the Lessor and has no duty to advocate or negotiate for the Lessor.

The Ribeiro Corporation         Silicon Gaming
-----------------------------   -------------------------     ----------------
Listing Company                 Lessee's Company              Date

/s/ Edward G. Yuill
-----------------------------------       -----------------------------------
By:  Licensed Real Estate Agent           By: Licensed Real Estate Agent


                                          /s/ Thomas E. Carlson    2/10/97
-----------------------------------       -----------------------------------
Lessor                   Date             Lessee                    Date



-----------------------------------       -----------------------------------
Lessor                   Date             Lessee                    Date

                    [LETTERHEAD OF THE RIBEIRO CORPORATION]

                   TOXIC AND/OR HAZARDOUS MATERIALS ADDENDUM

      Lessee guarantees that neither Lessee nor any of Lessee's employees, agents, or visitors to his premises shall use, store, or dispose of any hazardous or toxic materials or chemicals within the subject premises or any other area within the Project of which the premises is a part. Any such use or storage of any hazardous or toxic materials or chemicals within the subject premises or other parts of the Project shall constitute a material breach of this Lease, and Lessor shall be entitled to carry out all means necessary to recover from this breach (as outlined within the Lease). In addition, Lessee shall have sole financial and legal responsibility for the proper and legal cleanup of any spillage or other contamination caused by any use of toxic or hazardous materials by Lessee.

      It is further agreed that, if, upon written notice from Lessor that Lessee has violated the above provisions of this Agreement, Lessee does not complete necessary steps (as outlined in said written notice from Lessor) to achieve satisfactory cleanup within 72 hours, Lessor shall have the right to complete necessary cleanup and bill the entire cost (including any legal costs incurred by Lessor) of same to Lessee.

      Lessee will also bear the entire cost of any government cleanup order or any third-party lawsuit, caused by spillage or contamination caused by any use of toxic or hazardous materials by Lessee.

      Hazardous or toxic material means any substance now, or hereafter, identified by :any government agency requiring special handling, disposal, or control unlike regular refuse.


Johnny Ribeiro                      Silicon Gaming
__________________________________  ____________________________________
Lessor                              Lessee

/s/ Edward G. Yuill                     /s/ Thomas E. Carlson
__________________________________  ____________________________________
By: Edward G. Yuill                 By:
    Vice President

         2-12-97                             2/10/97
__________________________________  ____________________________________
Date                                Date

                    [LETTERHEAD OF THE RIBEIRO CORPORATION]

                              INSURANCE AGREEMENT
                              -------------------



I, Silicon Gaming, do hereby agree that myself or my company has or will have
   --------------
insurance required in my lease, and that rider shall be given to The Ribeiro Corporation within thirty days of the signing of my lease. This rider shall include The Ribeiro Corporation as an additional insured for the demised premises that I lease. At no time do I understand that insurance is not needed for leasing property with The Ribeiro Corporation.



/s/ Edward G. Yuill                             2-12-97
_________________________________       _____________________________________
By: Edward G. Yuill                     Date
    Vice President of Leasing

/s/ Thomas E. Carlson                           2/10/97
_________________________________       _____________________________________
By: Silicon Gaming                      Date

                    [LETTERHEAD OF THE RIBEIRO CORPORATION]

                                   Disclaimer
                                   ----------

All agreements and concessions between Lessor and Lessee for the property located at 5401 Longley Lane, Reno, Nevada 89511 Unit(s) #44 & 56 are
           --------------------------------------         --------
Contained within this Lease, dated January 23, 1997; Addenda or attached letters
                                   ----------------
(no verbal agreements). Any modifications, remodels or maintenance of leased unit(s) required after Lessor and Lessee have signed this Lease that are not specifically described in this Lease, Addenda, attached letters and walk-through will be at no cost to the Lessor. Prior to vacating unit(s), Lessee agrees to restore unit(s) to the condition in which it was received, except for normal wear and tear, at Lessee's expense unless changes to the unit are approved, in writing, by Lessor Discrepancies identified during the initial walk-through inspection that are not repaired by Lessor will be included in the Lease file, and Lessee will not be charged for such repairs.


Johnny Ribeiro                                     2-12-97
___________________________________   _______________________________
Lessor                                Date

___________________________________
By: Edward G. Yuill
    Vice President of Leasing
    The Ribeiro Corporation


Silicon Gaming                                     2/10/97
___________________________________   _______________________________
Lessee                                Date


/s/ Thomas E. Carlson
___________________________________
By: